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                                                                EXHIBIT 28(J)(1)

                                POWER OF ATTORNEY

     We, the undersigned trustees and officers of the Lincoln Advisors Trust ("Trust"), hereby severally constitute and appoint Kevin J. Adamson, William P. Flory, Jr., Craig D. Moreshead, Cynthia A. Rose, Colleen E. Tonn, and Jill R. Whitelaw as our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, the Registration Statements listed below, and any and all amendments to said Registration Statements, including exhibits, or other documents filed on Form N-1A or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Investment Company Act of 1940 (file number to be assigned upon filing of the initial Form N-1A for the Trust) and the Securities Act of 1933 (file number to be assigned upon filing of the initial Form N-1A for the Trust), on behalf of the Trust, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to said Registration Statement. The Power of Attorney was signed by us to be effective July 8, 2011.

SIGNATURE                               TITLE
---------                               -----


/s/ Daniel R. Hayes                     Chairman of the Board, President and
-------------------------------------   Trustee
Daniel R. Hayes                         (Chief Executive Officer)


/s/ William P. Flory, Jr.               Chief Accounting Officer
-------------------------------------   (Chief Financial Officer)
William P. Flory, Jr.


/s/ Michael D. Coughlin                 Trustee
-------------------------------------
Michael D. Coughlin


/s/ Nancy L. Frisby                     Trustee
-------------------------------------
Nancy L. Frisby


/s/ Elizabeth S. Hager                  Trustee
-------------------------------------
Elizabeth S. Hager


/s/ Gary D. Lemon                       Trustee
-------------------------------------
Gary D. Lemon


/s/ Thomas D. Rath                      Trustee
-------------------------------------
Thomas D. Rath


/s/ Kenneth G. Stella                   Trustee
-------------------------------------
Kenneth G. Stella


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/s/ David H. Windley                    Trustee
-------------------------------------
David H. Windley

STATE OF INDIANA )
                 ) SS:
COUNTY OF ALLEN  )

     On this 8th day of July 2011, before me, a Notary Public, in and for said county and state, personally appeared Daniel R. Hayes, William P. Flory, Jr., Michael D. Coughlin, Nancy L. Frisby, Elizabeth S. Hager, Gary D. Lemon, Thomas
D. Rath, Kenneth G. Stella, and David H. Windley known to me to be the persons whose names are subscribed to the within instrument, and acknowledged to me that he/she executed the same.


                                        /s/ Ann R. Englehart
                                        ----------------------------------------
                                        Ann R. Englehart, Notary Public

                                        Ann R. Englehart, Notary Public
                                        Resident of Allen County
                                        My Commission Expires 6/3/2016


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